Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	1730	46.64%
Delinquency, No Missing Data	1387	37.40%
No Delinquency, At Least One Month Missing	329	8.87%
Delinquency, At Least One Month Missing	263	7.09%
Total	3709	100.00%